EXHIBIT 10.93

TERM LOAN B NOTE

$17,000,000.00                                                                                                                                                                                                      New York, New York
 June 24, 2011

FOR VALUE RECEIVED, each of the undersigned, PINNACLE AIRLINES, INC., a Georgia corporation (“Pinnacle”), COLGAN AIR, INC., a Virginia corporation (“Colgan”), and MESABA AVIATION, INC., a Minnesota corporation (“Mesaba”, and together with Pinnacle and Colgan, each a “Borrower” and collectively, the “Borrowers”), jointly and severally, hereby promise to pay to CIT BANK (the “Lender”), at the office of C.I.T. Leasing Corporation, as administrative agent and collateral agent (the “Administrative Agent”), at 30 S. Wacker Drive, Chicago, IL 60606, on the Term Loan Maturity Date, as such term is defined in the Credit Agreement dated as of July 30, 2009, as amended, among the Borrowers, the Lenders party thereto from time to time including the Lender, the Administrative Agent, and certain other parties from time to time party thereto (as the same may be further amended, modified or supplemented from time to time in accordance with its terms, the “Credit Agreement”), or earlier as provided for in the Credit Agreement, the maximum principal amount of SEVENTEEN MILLION AND 00/100 DOLLARS ($17,000,000.00) in the manner set forth in the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, and payable on such dates as determined pursuant to the terms of the Credit Agreement.

The Borrowers, jointly and severally, promise to pay interest, in accordance with the Credit Agreement, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

The Borrowers, jointly and severally, further promise to pay all costs and expenses (including reasonable attorneys’ fees) suffered or incurred by the holder hereof in collecting this Substitute Term Loan Note (this “Note”) or enforcing any rights in any Collateral therefor as set forth in the Credit Agreement.

The Borrowers hereby waive diligence, presentment, demand, protest and notice of any kind whatsoever.  The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

This Note is one of the Notes referred to in the Credit Agreement (and is secured by the Collateral referred to therein), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

This Note shall be held in registered form, and transfers of this Note must be made pursuant to the Register maintained pursuant to Section 10.4(c) of the Credit Agreement.  The Borrower may deem and treat the Person in whose name this Note is recorded on the Register as the absolute owner of this Note for the purpose of receiving payment of, or on account of, the principal and interest due on this Note and for all other purposes, notwithstanding notice to the contrary (subject to the rights of any collateral assignee of this Note as set forth in Section 10.4(c) of the Loan Agreement.)

[SIGNATURE PAGE FOLLOWS]

Signature Page to Term Loan B Note

IN WITNESS WHEREOF, each of the undersigned has executed this Term Loan B Note as of the day first written above.

BORROWERS:	PINNACLE AIRLINES, INC., a Georgia corporation By: /s/ Ron Kay Ron Kay Vice President and Treasurer
COLGAN AIR, INC., a Virginia corporation By: /s/ Ron Kay Ron Kay Vice President and Treasurer
MESABA AVIATION, INC., a Minnesota corporation By: /s/ Ron Kay Ron Kay Vice President and Treasurer